UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2006

_________________

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

_________________

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 221-7100

(Former name or former address, if changed since last report.)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2006 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference and conducted a conference call substantially according to a conference call script, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated July 27, 2006.
99.2	Conference call script dated July 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION
(Registrant)

Date: July 27, 2006

/s/ DAVID R. SONKSEN

David R. Sonksen

Executive Vice President,

Chief Financial Officer,

Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 27, 2006.
99.2	Conference call script dated July 27, 2006.